UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2013

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Communications International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15577	84-1339282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 14, 2013, CenturyLink, Inc. (“CenturyLink”) issued a press release announcing that its wholly-owned subsidiary, Qwest Communications International Inc. (“Qwest Communications”), commenced a debt tender offer to purchase for cash any and all of its $800 million aggregate principal amount of 7.125% Notes due 2018, along with a concurrent public offering of senior debt securities of CenturyLink.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink and Qwest Communications. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to the possibility that Qwest Communications’ existing noteholders will not be receptive to the Offer or CenturyLink’s potential debt investors will not be receptive to the debt offering on the terms described above or at all; corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in the terms or availability of CenturyLink’s credit facility; changes in the credit ratings of CenturyLink or its affiliates; changes in CenturyLink’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of CenturyLink or Qwest Communications to consummate the above-described transactions on the terms described above or at all; the continued access of CenturyLink and its affiliates to credit markets on favorable terms; and other risks referenced from time to time in CenturyLink and Qwest Communications’ filings with the Securities and Exchange Commission. There can be no assurances that the above-described transactions will be consummated on the terms described above or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink to identify all such factors, nor can CenturyLink predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Neither CenturyLink nor Qwest Communications undertakes any obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Communications International Inc. have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Qwest Communications International Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Assistant Secretary

Dated: November 14, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 14, 2013 announcing debt tender offer and concurrent debt offering.

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